UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2011 (October 28, 2011)
ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 397-0611

NA
   (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2011, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing its third quarter 2011 consolidated financial results. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

As previously announced, the Company will report its third quarter 2011 consolidated financial results via a webcast and conference call on Monday, October 31, 2011 at 1:00 p.m. Eastern Standard Time which can be accessed through the “For Investors” section of the Company’s website, www.armstrong.com.  During this report, the Company will reference a slide presentation, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01 Other Events.

On October 28, 2011, the Company’s Board of Directors approved the Company’s entry into a Change in Control Agreement with Mr. Donald Maier, Senior Vice President, Global Operations Excellence.  The terms of Mr. Maier’s Change in Control Agreement are substantially similar to those provided to other senior Company officers, including severance benefits amounting to two times the sum of Mr. Maier’s base salary and annual target bonus.  In the event of a Change in Control, the Change in Control Agreement will extend for two years from the date of the Change in Control event.  If a Change in Control termination occurs prior to the completion of a bonus plan year, Mr. Maier would receive a prorated bonus based on actual results achieved in the bonus plan year during which the termination occurs.  Mr. Maier’s health, disability and life insurance benefits would continue for two years following a Change in Control termination, or until eligible for benefits from a new employer.

The Company’s standard form of Change in Control Agreement provided to senior Company officers was previously included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on July 6, 2010.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 99.1    Press Release of Armstrong World Industries, Inc. dated October 31, 2011

No. 99.2    Third Quarter Earnings Call Presentation dated October 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Secretary

Date:	October 31, 2011